UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 7, 2012 (July 2, 2012)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2012, Jack Rosen was appointed to the Company’s Board of Directors, thereby increasing the number of members of the Company’s Board of Directors to ten.

Mr. Rosen, 65, is the founder and Chief Executive of Rosen Partners LLC, a leading residential and commercial real estate development firm operating worldwide.  For more than 30 years, the firm and its affiliates have created residential, commercial and hotel developments.  He is also the current Chairman of the American Council for World Jewry, Inc. and the current President of the American Jewish Congress.  In addition, Mr. Rosen oversees a wide array of healthcare, cosmetic and telecommunications business ventures throughout the U.S., Europe and Asia.  Mr. Rosen currently serves on the Advisory Board of Altimo, a leading investment company in Russia, the CIS and Turkey operating in the field of mobile and fixed-line communications, and on the Board of Directors of NextWave Wireless Inc.  Active in international government and political affairs, Mr. Rosen has participated in numerous commissions and councils for former Presidents Bush and Clinton. Mr. Rosen is currently a member of the Council on Foreign Relations.

There are no family relationships between Jack Rosen and any other executive officer or director of the Company. The Company is not aware of any relationships or transactions in which Mr. Rosen has or will have an interest, or is or was a party, requiring disclosure under Item 404(a) of Regulation S-K.  Mr. Rosen has not been appointed to serve on any committees of the Board of Directors.

The compensation of Mr. Rosen for his service as a director of the Company will be the same as paid to the Company’s other non-employee directors.

On August 7, 2012, the registrant disseminated a press release relating to the foregoing. The press release furnished herewith as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits.

99.1   Press Release of the Company, dated August 7, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

	By:	/s/ Gordon Hutchins, Jr.
Gordon Hutchins, Jr.
as President, Chief Operating Officer and Acting Chief Financial Officer
August 7, 2012

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